EXHIBIT 99.3

Grant Park Fund

Class A, B and GAM 3 Units

Monthly Performance Report • June 2009



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GRANT PARK FUND

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
555 W. Jackson, Suite 600
Chicago, IL 60661

Market Commentary: June 2009

Ags/Softs: Grains prices generally declined in June. The corn and wheat markets were among the biggest movers as prices declined nearly 20% from recent highs. In the softs markets, sugar underwent a steady rally following increasing demand caused by weakness in the U.S. dollar.

Currencies: Liquidations across various emerging market currencies were caused by forecasts of a prolonged global economic recovery. Weak economic data, including weaker-than-expected U.S. unemployment figures, led to declines in higher-yielding currencies such as the Australian and New Zealand dollars against the U.S. dollar.

Energy: Crude oil underwent a sharp uptrend to reach six-month highs. Supply concerns stemming from violence against Nigerian oil facilities served as a main driver behind crude oil's rally. Prices in the natural gas markets declined in June as poor prospects for rapid economic growth weighed on demand forecasts.

Equities: Domestic and global equity markets underwent a volatile month before finishing slightly lower for June. Uncertainty caused by both strong and weak economic data was the main driver behind declines in most major North American, European, and Asian equity indices.

Fixed Income: Despite intra-month movement, U.S. fixed-income products finished June nearly unchanged. Speculators bid up the debt markets on forecasts of possible interest rate hikes, only to liquidate positions by month-end following weak economic data.

Metals: Gold prices declined in June as a result of a stronger U.S. dollar and liquidations from large commodity funds. Realizing that previous inflation projections were over-exaggerated, commodity funds sold out of inflation-hedging gold positions.

A Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2003	2.7%	5.8%	-7.5%	2.6%	9.7%	-1.3%	-0.5%	0.2%	0.1%	2.5%	-0.9%	6.0%	**20.0%**
2004	0.4%	7.3%	-1.4%	-11.7%	-4.8%	-4.5%	-3.4%	-0.3%	1.1%	3.4%	8.5%	-0.9%	**-7.6%**
2005	-6.0%	3.4%	-0.5%	-5.1%	4.0%	1.9%	-2.0%	2.0%	-0.0%	-3.4%	4.2%	-1.4%	**-3.4%**
2006	3.5%	-3.3%	4.1%	9.5%	-0.8%	-2.9%	-3.7%	2.2%	-1.1%	-0.6%	3.6%	-0.9%	**9.1%**
2007	1.3%	-4.2%	-4.6%	5.2%	4.6%	4.2%	-3.7%	-3.7%	8.8%	5.2%	-0.7%	0.6%	**12.6%**
2008	2.5%	9.7%	-0.6%	-0.1%	2.1%	3.1%	-5.1%	-2.4%	1.3%	4.8%	2.8%	1.1%	**19.9%**
2009	-0.9%	-0.8%	-3.3%	-1.7%	1.6%	-3.4%							**-8.3%**

B Units (Closed to New Investment)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2003								0.1%	0.1%	2.5%	-1.0%	5.9%	**7.7%**
2004	0.3%	7.3%	-1.5%	-11.7%	-4.8%	-4.6%	-3.4%	-0.4%	1.0%	3.4%	8.4%	-1.0%	**-8.4%**
2005	-6.0%	3.3%	-0.6%	-5.1%	3.9%	1.8%	-2.0%	1.9%	-0.1%	-3.5%	4.1%	-1.4%	**-4.3%**
2006	3.4%	-3.4%	4.0%	9.4%	-0.9%	-2.9%	-3.7%	2.1%	-1.2%	-0.7%	3.5%	-0.9%	**8.3%**
2007	1.2%	-4.3%	-4.6%	5.2%	4.5%	4.1%	-3.8%	-3.8%	8.7%	5.2%	-0.7%	0.6%	**11.8%**
2008	2.4%	9.6%	-0.7%	-0.2%	2.0%	3.0%	-5.1%	-2.5%	1.2%	4.7%	2.7%	1.0%	**18.9%**
2009	-1.0%	-0.9%	-3.3%	-1.8%	1.6%	-3.5%							**-8.6%**

GAM 3 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2009				-0.4%	1.8%	-3.5%							**-2.2%**

A and B Units

YTD performance reflects A&B unit performance since 01/01/09.

Trading Performance by Sector


4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
-4.00%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
June
YTD

Grant Park's Legacy and GAM portfolios began trading on 04/01/09.
Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Ags/Softs	Currencies	Energy	Equity Indices	Fixed Income	Metals
14%	29%	9%	10%	27%	11%

Sector Positions at Month-End


07/08
08/08
09/08
10/08
11/08
12/08
01/09
02/09
03/09
04/09
05/09
06/09
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Charts prepared by Dearborn Capital Management, LLC.

GAM Units

YTD performance reflects GAM unit performance since 04/01/09.

Trading Performance by Sector


4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
-4.00%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
June
YTD

Grant Park's Legacy and GAM portfolios began trading on 04/01/09.
Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Ags/Softs	Currencies	Energy	Equity Indices	Fixed Income	Metals
12%	22%	13%	11%	33%	9%

Sector Positions at Month-End


04/09
05/09
06/09
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Ags/Softs
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

Charts prepared by Dearborn Capital Management, LLC.

Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in commodity interests is a zero-sum economic activity in which, for every gain, there is an offsetting loss. Grant Park therefore bears the risk that on every trade it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

Grant Park Fund At-A-Glance

Product	GAM Units	A and B Units
Class	3	Closed to New Investment
Account Type	Commission-based	
Min Investment	$5,000	
Retirement Account	$1,000	
Trading Strategy	Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes.	
Breakeven Level	5.72%	
Redemptions (after 90 days)	Monthly	
Penalty	1.5% on a declining scale 0.5% per quarter	
Sectors Traded	6	
Eligibility	Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth.	

Statistics

Statistics Since Inception - Class A Units[1] January 1989 - June 2009	
Total Fund Assets (A,B, Legacy, GAM)	$825M
12-Month Return	-6.3%
Average 12-Month Return	20.5%
36-Month Cumulative Return	23.0%
60-Month Cumulative Return	41.3%
Compounded Annualized ROR	15.3%
3-Year Compounded Annualized ROR	7.2%
5-Year Compounded Annualized ROR	7.2%
10-Year Compounded Annualized ROR	6.4%
Worst Drawdown (5/89 - 10/89)	-38.9%
Worst Drawdown Last 5 Years (2/04 - 8/04)	-23.7%
Average 1-month Gain	6.9%
Average 1-month Loss	-4.6%
# of Winning Months	131
# of Losing Months	115

Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] July 1999 - June 2009		
↑↓	Moved in Opposite Directions	49% 59 of 120 months
↑↑	Positive Results for Both	30% 36 of 120 months
↓↓	Negative Results for Both	21% 25 of 120 months

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or GAM units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

Drawdown: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.